UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2013

American Realty Capital Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-187092	90-0929989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 17, 2013, Realty Capital Securities, LLC, the exclusive dealer manager for American Realty Capital Trust V, Inc.’s (the “Company”) initial public offering of common stock (the “Offering”), sent an email to broker dealers and financial advisors affiliated with members of the Company’s selling group by which the Company affirmed its previously announced mandate that at least 50% of the Company’s net operating income be derived from investment grade tenants (as measured by a major credit rating agency) and announced that such mandate may only be further changed by a vote of the majority of the Company’s stockholders. The text of the email is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Email dated July 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST V, INC.

Date: July 17, 2013	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch Chief Executive Officer and Chairman of the Board of Directors